Satellites and Other Property and Equipment	12 Months Ended
Dec. 31, 2015
Property, Plant and Equipment [Abstract]
Satellites and Other Property and Equipment

Note 9 Satellites and Other Property and Equipment

(a) Satellites and Other Property and Equipment, net

Satellites and other property and equipment, net were comprised of the following (in thousands):

	As of December 31, 2014	As of December 31, 2015
Satellites and launch vehicles	$9,154,751	$9,810,941
Information systems and ground segment	582,115	641,741
Buildings and other	236,845	241,273

Total cost	9,973,711	10,693,955
Less: accumulated depreciation	(4,093,447)	(4,705,638)

Total	$5,880,264	$5,988,317

Satellites and other property and equipment, net as of December 31, 2014 and 2015 included construction-in-progress of $1.1 billion and $1.5 billion, respectively. These amounts relate primarily to satellites under construction and related launch services. Interest costs of $70.9 million and $86.3 million were capitalized during the years ended December 31, 2014 and 2015, respectively. Additionally, we recorded depreciation expense of $654.3 million, $611.1 million and $627.5 million during the years ended December 31, 2013, 2014 and 2015, respectively.

We have entered into launch contracts for the launch of both specified and unspecified future satellites. Each of these launch contracts provides that such contract may be terminated at our option, subject to payment of a termination fee that increases as the applicable launch date approaches. In addition, in the event of a failure of any launch, we may exercise our right to obtain a replacement launch within a specified period following our request for re-launch.

(b) Recent Satellite Launches

On January 27, 2016, we successfully launched our IS-29e satellite into orbit. IS-29e is a C- and Ku-band satellite which contains an advanced digital payload, providing commercial and government customers access to high-throughput capabilities. The satellite, which will be located at the 310ºE orbital location, will enable the delivery of high performance broadband services to enterprise, fixed and mobile network operators, aero and maritime mobility service providers, and to government customers operating throughout the Americas. The satellite is expected to enter into service in the second quarter of 2016.

On August 20, 2015, we successfully launched our IS-34 satellite into orbit. IS-34 is a C- and Ku-band satellite that establishes long-term capacity at the 304.5ºE orbital location, and entered into service in October 2015. IS-34 includes a C-band payload which delivers media distribution services to Latin American customers. The satellite also hosts a Direct-to-Home (“DTH”) platform in Ku-band as well as a specialized Ku-band payload serving the North Atlantic region, designed to support broadband services for the aeronautical and maritime mobility sectors.

On October 16, 2014, we successfully launched our IS-30 satellite into orbit. This satellite establishes long-term capacity at the 95°W orbital location and is co-located with our Galaxy 3C satellite. IS-30 entered into service in the fourth quarter of 2014. It provides capacity for DTH television service in Latin America via Ku-band platforms, as well as additional capacity for media, government and network services customers via C-band platforms.

On February 1, 2013, the launch vehicle for our IS-27 satellite failed shortly after liftoff and the satellite was completely destroyed. A Failure Review Board was established and subsequently concluded that the launch failed due to the mechanical failure of one of the first stage engine’s thrust control components. The satellite and launch vehicle were fully insured, and we received $406.2 million of insurance proceeds during the year ended December 31, 2013. Accounting for insured losses of fixed assets is governed by FASB ASC Topic 605-40, Revenue Recognition—Gains and Losses (“FASB ASC 605-40”). In accordance with FASB ASC 605-40, we recognized the surplus of insurance proceeds received over the $396.6 million book value of the IS-27 satellite and its related assets and recorded a $9.6 million gain, which is reflected as a gain on satellite insurance recoveries on our consolidated statements of operations for the year ended December 31, 2013. These proceeds were used to redeem $366.4 million aggregate principal amount of Intelsat Luxembourg’s outstanding 11 1/4% Senior Notes due 2017.

(c) Satellite Health

Our satellite fleet is diversified by manufacturer and satellite type, and as a result, our fleet is generally healthy. We have experienced some technical problems with our current fleet but have been able to minimize the impact of these problems on our customers, our operations and our business in recent years. Many of these problems have been component failures and anomalies that have had little long-term impact to date on the overall transponder availability in our satellite fleet. All of our satellites have been designed to accommodate an anticipated rate of equipment failures with adequate redundancy to meet or exceed their orbital design lives, and to date, this redundancy design scheme has proven effective. After each anomaly we have generally restored services for our customers on the affected satellite, provided alternative capacity on other satellites in our fleet, or provided capacity that we purchased from other satellite operators.

Significant Anomalies

On January 14, 2005, our IS-804 satellite experienced a sudden and unexpected electrical power system anomaly that resulted in the total loss of the satellite. IS-804 was a Lockheed Martin 7000 series (the “LM 7000 series”) satellite, and as of December 31, 2015 we operated one other satellite in the LM 7000 series, IS-805, which is currently being relocated to a new orbital role. Based on the report of the failure review board that we established with Lockheed Martin Corporation, we believe that the IS-804 failure was not likely to have been caused by an IS-804 specific workmanship or hardware element, but was most likely caused by a high current event in the battery circuitry triggered by an electrostatic discharge that propagated to cause the sudden failure of the high voltage power system. We therefore believe that although this risk exists for our other LM 7000 series satellite, the risk of any individual satellite having a similar anomaly is low.

On April 5, 2010, our Galaxy 15 satellite experienced an anomaly resulting in our inability to command the satellite. Galaxy 15 is a Star-2 satellite manufactured by Orbital Sciences Corporation. On December 23, 2010, we recovered command of the spacecraft and we have since uploaded flight software code to protect against future anomalies of this type. As of December 31, 2015, Galaxy 15 continues to provide normal service.

On April 22, 2011, our IS-28 satellite, formerly known as the Intelsat New Dawn satellite, was launched into orbit. Subsequent to the launch, the satellite experienced an anomaly during the deployment of its west antenna reflector, which controls communications in the C-band frequency. The anomaly had not been experienced previously on other STAR satellites manufactured by Orbital Sciences Corporation, including those in our fleet. The New Dawn joint venture filed a partial loss claim with its insurers relating to the C-band antenna reflector anomaly and all of the insurance proceeds from the partial loss claim were received in 2011. The Ku-band antenna reflector deployed and that portion of the satellite is operating as planned, entering service in June 2011. A Failure Review Board established to determine the cause of the anomaly, completed its investigation in July 2011 and concluded that the deployment anomaly of the C-band reflector was most likely due to a malfunction of the reflector sunshield. As a result, the sunshield interfered with the ejection release mechanism, and prevented the deployment of the C-band antenna. The Failure Review Board also recommended corrective actions for Orbital Sciences Corporation satellites not yet launched to prevent reoccurrence of the anomaly. Appropriate corrective actions were implemented on IS-18, which was successfully launched on October 5, 2011, and on IS-23, which was launched in October 2012.

During launch operations of IS-19 on June 1, 2012, the satellite experienced damage to its south solar array. Although both solar arrays are deployed, the power available to the satellite is less than is required to operate 100% of the payload capacity. The IOB formed by Space Systems/Loral, LLC (“SSL”) and Sea Launch to investigate the solar array deployment anomaly. The IOB concluded that the anomaly occurred before the spacecraft separated from the launch vehicle, during the ascent phase of the launch, and originated in one of the satellite’s two solar array wings due to a rare combination of factors in the panel fabrication and unrelated to the launch vehicle. While the satellite is operational, the anomaly resulted in structural and electrical damage to one solar array wing, which reduced the amount of power available for payload operation. Additionally, we filed a partial loss claim with our insurers relating to the solar array anomaly. We received $84.8 million of insurance proceeds related to the claim in 2013. As planned, IS-19 followed IS-8 at 166°E, in August 2012.

Other Anomalies

We have also identified four other types of common anomalies among the satellite models in our fleet, which have had an operational impact in the past and could, if they materialize, have an impact in the future. These are:

•	failure of the on-board satellite control processor (“SCP”) in Boeing 601 (“BSS 601”) satellites;

•	failure of the on-board XIPS used to maintain the in-orbit position of Boeing 601 High Power Series (“BSS 601 HP”) satellites;

•	accelerated solar array degradation in early Boeing 702 (“BSS 702”) satellites; and

•	electrical distribution anomalies on older SSL FS 1300 satellites.

SCP Failures. Many of our satellites use an on-board SCP to provide automatic on-board control of many operational functions. SCPs are a critical component in the operation of such satellites. Each such satellite has a backup SCP, which is available in the event of a failure of the primary SCP. Certain BSS 601 satellites have experienced SCP failures. The risk of SCP failure appears to decline as these satellites age.

As of December 31, 2015, we operated one BSS 601 satellite, IS-26. This satellite was identified as having heightened susceptibility to the SCP problem. IS-26 has been in continuous operation since 1997. Both primary and backup SCPs on this satellite are monitored regularly and remain fully functional. Accordingly, we believe it is unlikely that additional SCP failures will occur; however, should they occur, we do not anticipate an interruption in business or early replacement of this satellite as a result.

BSS 601 HP XIPS. The BSS 601 HP satellite uses XIPS as its primary propulsion system. There are two separate XIPS on each BSS 601 HP, each one of which is capable of maintaining the satellite in its orbital position. The satellite also has a completely independent chemical propulsion system as a backup to the XIPS. As a result, the failure of a XIPS on a BSS 601 HP typically would have no effect on the satellite’s performance or its operating life. However, the failure of both XIPS would require the use of the backup chemical propulsion system, which could result in a shorter operating life for the satellite depending on the amount of chemical fuel remaining. XIPS failures do not typically result in a catastrophic failure of the satellite or affect the communications capability of the satellite.

As of December 31, 2015, we operated four BSS 601 HP satellites, IS-5, IS-9, and IS-10 are now in inclined-orbit, and Galaxy 13/Horizons-1. Galaxy 13/Horizons-1 continues to have both XIPS available as its primary propulsion system. IS-5, IS-9 and IS-10 have experienced the failure of both XIPS and are operating on their backup chemical propulsion systems. IS-5 was redeployed in 2012 following its replacement by IS-8, which was subsequently replaced by IS-19. Also in 2012, IS-9 and IS-10 were redeployed following their replacements by IS-21 and IS-20, respectively. No assurance can be given that we will not have further XIPS failures that result in shortened satellite lives. We have decommissioned three satellites that had experienced failure of both XIPS. IS-6B was replaced by IS-11 during the first quarter of 2008, Galaxy 10R was replaced by Galaxy 18 during the second quarter of 2008, and Galaxy 4R was decommissioned in March 2009.

BSS 702 HP Solar Arrays. All of our satellites have solar arrays that power their operating systems and transponders and recharge the batteries used when solar power is not available. Solar array performance typically degrades over time in a predictable manner. Additional power margins and other operational flexibility are designed into satellites to allow for such degradation without loss of performance or operating life. Certain BSS 702 HP satellites have experienced greater than anticipated degradation of their solar arrays resulting from the design of the solar arrays. Such degradation, if continued, results in a shortened operating life of a satellite or the need to reduce the use of the communications payload.

As of December 31, 2015, we operated three BSS 702 HP satellites, two of which are affected by accelerated solar array degradation, Galaxy 11 and IS-1R. Service to customers has not been affected, and we expect that both of these satellites will continue to serve customers until we replace or supplement them with new satellites. Along with the manufacturer, we continually monitor the problem to determine its cause and its expected effect. Due to this continued degradation, Galaxy 11’s estimated end of service life is in the first quarter of 2019 and IS-1R’s estimated end of service life is in the second quarter of 2017. Galaxy 11 is currently operating in a primary orbital role and was replaced by IS-34 in 2015. IS-1R was redeployed following its replacement by IS-14. The third BSS 702 HP satellite that we operated as of December 31, 2015, Galaxy 3C, was launched after the solar array anomaly was identified, and it has a substantially different solar array design intended to eliminate the problem. This satellite has been in service since September 2002 and has not experienced similar degradation problems.

SSL FS 1300 Electrical Anomalies. We have experienced past anomalies in the electrical distribution systems of certain SSL FS 1300 satellites. In November 2004, our Galaxy 27 satellite experienced a sudden anomaly in the north electrical distribution system resulting in loss of control and customer service interruptions. We determined that the satellite lost some degree of functionality and as of December 31, 2015, Galaxy 27 is kept in inclined orbit. In June 2008, our Galaxy 26 satellite experienced an unexpected electrical distribution anomaly which significantly reduced the power generating capability resulting in some customer service interruptions. In June 2014, Galaxy 26 was decommissioned. With respect to both of these satellites, it was determined that the anomalies were likely due to a design flaw which is affected by a number of parameters and in some extreme cases can result in an electrical system anomaly. Along with SSL, we continually monitor this problem.

As of December 31, 2015, we operated one other SSL FS 1300 satellite, IS-8, which contains this design flaw. IS-8 has been in service since 1998 and has not experienced an electrical distribution anomaly. We believe that while the risk of an electrical distribution anomaly still exists for IS-8, this risk diminishes over time.